Exhibit 10(t)

                          UNITED STATES DISTRICT COURT

                          FOR THE DISTRICT OF DELAWARE

-----------------------------------------------------x
                                                     :
ENZO LIFE SCIENCES, INC.,                            :
                                                     :
                  Plaintiff/                         :
                  Counterclaim Defendant,            :
                                                     :
                           v.                        :
                                                     :
DIGENE CORPORATION,                                  :
                                                     :
                  Defendant/                         :      Civil Action
                  Counterclaim-Plaintiff,            :      No. 02-212-JJF
                                                     :
                           v.                        :
                                                     :
ENZO BIOCHEM, INC.,                                  :
                                                     :
         Counterclaim Defendant.                     :
                                                     :
------------------------------------------------------x

             JOINT STIPULATION AND ORDER OF DISMISSAL WITH PREJUDICE

         Plaintiff/Counterclaim Defendant Enzo Life Sciences, Inc., Defendant/Counterclaim-Plaintiff Digene Corporation and Additional Counterclaim Defendant Enzo Biochem, Inc. have agreed to settle all claims arising out of the pleadings in this action on terms including entry of the following Joint Stipulation and Order of Dismissal with Prejudice and a combined Settlement and License Agreement. Therefore, it is hereby stipulated by the parties and

         Ordered, Adjudged and Decreed that:

         1. This Court has jurisdiction over the subject matter of this action and over the parties. Venue is proper in this district.

         2. All claims, counterclaims and defenses brought or raised by any party in this action are dismissed, with prejudice.

         3. Each party shall bear its own costs and attorney fees for this action.

         4. This Court retains jurisdiction over the subject matter of this action and the parties hereto for the purpose of any proceedings to enforce this Joint Stipulation and Order of Dismissal with Prejudice and the Settlement and License Agreement referenced herein.

         5. The parties hereto waive all right to appeal from, or obtain review of, this Joint Stipulation and Order of Dismissal with Prejudice.

                                                    IT IS SO ORDERED:


Date:
     ------------------------                       ----------------------------
                                                    United States District Judge

STIPULATED AND AGREED TO:


Dated:  October 14, 2004                        Dated:  October 14, 2004

YOUNG, CONAWAY, STARGATT &                      MORRIS, JAMES, HITCHENS &
TAYLOR, LLP                                     WILLIAMS LLP


/s/ Josy W. Ingersoll                           /s/ Richard D. Kirk
---------------------------------               --------------------------------
Josy W. Ingersoll (No. 1088)                    Richard D. Kirk (No. 922)
The Brandywine Building                         222 Delaware Avenue, 10th Floor
1000 West Street, 17th Floor                    P.O. Box 2306
P.O. Box 391                                    Wilmington, Delaware 19899
Wilmington, Delaware 19899-0391                 (302) 888-6800
(302) 571-6672
Attorneys for:                                  Attorneys for Defendant/
Plaintiff/Counterclaim Defendant Enzo             Counterclaim
Life Sciences, Inc., and Additional             Plaintiff Digene Corporation
Counterclaim Defendant, Enzo Biochem, Inc.

Of Counsel:                                     Of Counsel:
KENYON & KENYON                                 PATTON BOGGS LLP
Richard L. DeLucia                              Marc R. Labgold, Ph.D.
Paul M. Richter, Jr.                            Richard J. Oparil
One Broadway                                    Kevin M. Bell
New York, New York 10004                        8484 Westpark Drive
(212) 425-7200                                  McLean, Virginia 22102
                                                (703) 744-8000


                                                                               2

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                                    EXHIBIT 1

         Licensed Products under this Exhibit 1 to the Agreement are the DIGENE Hybrid Capture 1, Hybrid Capture 2, Hybrid Capture 3 and SHARP products that were accused of infringement in the Litigation (as that term is defined in the Agreement) and all products that DIGENE or its Affiliates have, as of the Effective Date of the Agreement, offered for sale or sold, including test kits, as well as systems, reagents, accessories, consumables, devices and instruments intended for use with same, their methods or means of making, and their methods or means of use embraced by at least one claim of the Licensed Patents.